SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

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Investors Title Company
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Investors Title Company
121 North Columbia Street, Chapel Hill, North Carolina 27514
(919) 968-2200

April 19, 2004

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders to be held at the Siena Hotel, 1505 East Franklin Street, Chapel Hill, North Carolina on Wednesday, May 19, 2004 at 11:00 A.M.

The Annual Meeting will begin with a review of the activities of the Company for the past year and a report on current operations during the first quarter of 2004, followed by discussion and voting on the matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

The Board of Directors unanimously recommends that you vote “FOR” election of the directors nominated to serve until the Annual Meeting of Shareholders in 2007.

Most shareholders have a choice of voting by telephone, on the Internet, or by mail using the enclosed proxy card. I urge you to review the Proxy Statement and promptly vote using one of the methods available to you.

If you attend the meeting, you may, of course, choose to revoke your proxy and personally cast your vote.

Cordially,

J. Allen Fine
Chief Executive Officer

Investors Title Company
121 North Columbia Street, Chapel Hill, North Carolina 27514
(919) 968-2200

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 19, 2004

The Annual Meeting of the Shareholders of Investors Title Company will be held at the Siena Hotel, 1505 East Franklin Street, Chapel Hill, North Carolina, on Wednesday, May 19, 2004 at 11:00 A.M. E.D.T., for the following purposes:

(1) To elect three directors for three-year terms or until their successors are elected and qualified; and

(2) To consider any other business that may properly come before the meeting.

Shareholders of record of Common Stock of the Company at the close of business on March 22, 2004 are entitled to vote at the meeting and any adjournments thereof.

By Order of the Board of Directors:

W. Morris Fine
Secretary

IMPORTANT — Your proxy card is enclosed. You can vote your shares by completing and returning your proxy card in the enclosed postage-paid envelope. Most shareholders also have the choice of voting by telephone or on the Internet. If the telephone or Internet options are available to you, voting instructions have been included with your proxy materials. Whether or not you expect to be present at the meeting, please review the Proxy Statement and promptly vote in order to assist the Company in keeping down the expenses of the meeting. You may revoke your proxy and vote in person if you do attend the meeting.

PROXY STATEMENT

Annual Meeting of Shareholders
To Be Held on May 19, 2004

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Investors Title Company of proxies to be voted at the Annual Shareholders’ Meeting to be held at the Siena Hotel, 1505 East Franklin Street, Chapel Hill, North Carolina, on May 19, 2004 at 11:00 A.M. E.D.T., and at all adjournments thereof. Shareholders of record at the close of business on March 22, 2004 are entitled to notice of and to vote at the meeting and any adjournments thereof.

         Proxy Solicitation by the Board of Directors. The solicitation of proxies is made on behalf of the Board of Directors and will be made either by mail or, as described below, by electronic delivery. The cost of solicitation of proxies will be borne by the Company. Copies of proxy materials and of the Annual Report for 2003 will be provided to brokers, dealers, banks and voting trustees or their nominees for the purpose of soliciting proxies from the beneficial owners, and the Company will reimburse these record holders for their out-of-pocket expenses.

         Revocability of Proxy. Each proxy executed and returned by a shareholder may be revoked at any time thereafter except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

         Voting Securities. On March 19, 2004, the Company had a total of 2,855,744 shares of Common Stock outstanding, its only class of issued and outstanding capital stock. Of these shares, 2,506,115 shares are entitled to one vote per share and 349,629 shares are held by a subsidiary of the Company and, pursuant to North Carolina law, are not entitled to vote. A majority of the shares entitled to vote at the meeting, represented at the meeting in person or by proxy, will constitute a quorum.

         Annual Report to Shareholders. An Annual Report of the Company for the calendar year 2003 including financial statements and auditors’ opinion, along with this Proxy Statement and proxy card, are being first mailed to the Company’s shareholders on or about April 19, 2004.

         Other Matters To Come Before the Meeting. Management is not aware of any other matters that may come before the meeting. However, if any other matters do properly come before the meeting, it is the intention of the persons named as proxies to vote upon them in accordance with their best judgment.

         Electronic Delivery of Proxy Materials. The Notice of Annual Meeting and Proxy Statement and the Company’s 2003 Annual Report (the proxy materials) are available online to certain shareholders that have arranged through their broker to receive the proxy materials electronically. Shareholders that hold their shares in a brokerage account may have the opportunity to receive future proxy materials electronically. Please contact your broker for information regarding the availability of this service.

         Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors to file reports of holdings and transactions in Company securities with the Securities and Exchange Commission and NASDAQ. Based on our records and written representations furnished to the Company, the Company believes that its executive officers and directors filed on a timely basis the reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934 during the year ended December 31, 2003.

         General Information. A copy of the Company’s 2003 Annual Report and Form 10-K filed with the Securities and Exchange Commission, excluding exhibits, can be obtained without charge by writing to the Assistant Secretary of the Company, 121 North Columbia Street, Chapel Hill, North Carolina 27514.

GOVERNANCE OF THE COMPANY

Code of Business Conduct and Ethics

        The Company has adopted a Code of Business Conduct and Ethics that is applicable to all of the Company’s employees, officers and directors, including its Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. This Code addresses a variety of issues, including the protection of confidential information, insider trading, and employment practices. It also requires strict compliance with all laws, rules and regulations governing the conduct of the Company’s business.

        The Code of Business Conduct and Ethics is posted in the Investor section of the Company’s website at www.invtitle.com under the caption “Corporate Governance.” The Company intends to disclose future amendments to or waivers from the Code of Business Conduct and Ethics on its website within two business days after such amendment or waiver.

Executive Sessions

        Executive sessions that include only the non-management members of the Board of Directors are held regularly to review the criteria upon which the performance of the CEO and executive management is based, the performance of the CEO and executive management against such criteria, the compensation of the CEO and executive management, and to discuss any other matters the non-management directors deem relevant.

Communication with Directors

        Shareholders can communicate with members of the Company’s Board of Directors in one of two ways. Shareholders may mail correspondence to the attention of the Secretary, P.O. Drawer 2687, Chapel Hill, North Carolina 27515-2687. Any correspondence sent via mail should clearly indicate that it is a communication intended for the Board of Directors. Shareholders may also email the Board of Directors at boardofdirectors@invtitle.com. The Office of the Corporate Secretary will regularly monitor this email account. Any communication that is intended for a particular Board member or committee should clearly state the intended recipient.

        The Office of the Corporate Secretary will review all communications sent to the Board of Directors via mail and email and will forward all communications concerning Company or Board matters to the Board members within five business days of receipt. If a communication is directed to a particular Board member or committee, it will be passed on only to that member or the members of that committee; otherwise, relevant communications will be forwarded to all Board members.

Director Qualification Standards

        The Nominating Committee considers a variety of factors before recommending potential new Board members or the continued service of existing Board members. At a minimum, the Nominating Committee believes that a director nominee must demonstrate character and integrity, have an inquiring mind, possess substantial experience at a strategy or policy setting level, demonstrate an ability to work effectively with others, possess high-level managerial experience in a relatively complex organization or experience dealing with complex problems, have sufficient time to devote to the affairs of the Company and be free from conflicts of interest with the Company and its subsidiaries.

        Other factors the Nominating Committee considers when evaluating a director nominee are:

        1. Whether the nominee assists in achieving a diverse mix of Board members;

        2. The extent of the nominee’s business experience, technical expertise, and specialized skills or experience;

        3. Whether the nominee, by virtue of particular experience relevant to the Company’s current or future business, will add specific value as a Board member; and

        4. Any factors related to the ability and willingness of a new nominee to serve, or an existing nominee to continue his or her service to, the Company.

        The Nominating Committee believes that a majority of the directors should be independent and, as a result, it also considers whether a director nominee is independent under the Company’s Board of Director Independence Standards. The Committee also requires that all members of the Audit Committee be “financially literate” pursuant to applicable NASDAQ listing standards and that at least one member of the Audit Committee be an “audit committee financial expert” as defined by SEC rules and regulations; therefore, the Nominating Committee considers whether a director nominee meets these criteria when evaluating his or her qualifications.

        It is the policy of the Nominating Committee to consider all director candidates recommended by shareholders, provided that such recommendations are made in accordance with the procedures outlined below in “Shareholder Proposals for 2005 Annual Meeting.” The Nominating Committee evaluates such candidates in accordance with the same criteria it uses to evaluate all other director candidates.

Independent Directors

        The Board of Directors has determined that, under the Company’s Board of Director Independence Standards, Mr. Francis, Mr. Harrell, Mr. Kennedy, Mr. King, Mr. Morton and Mr. Parker are independent directors. The Board of Director Independence Standards can be found on the Investor section of the Company’s website at www.invtitle.com under the heading “Corporate Governance.”

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee is comprised of James R. Morton, Loren B. Harrell, Jr. and A. Scott Parker III. None of these directors are officers, former officers, or employees of the Company or any of its subsidiaries.

Audit Committee Financial Experts

        The Board of Directors has determined that all of the current Audit Committee members—Mr. Francis, Mr. Harrell, Mr. Kennedy and Mr. King—are audit committee financial experts.

Board of Directors and Committees

        During the year ended December 31, 2003, the Board of Directors held five meetings. All incumbent directors and nominees, with the exception of William J. Kennedy III, attended 75% or more of the aggregate number of meetings of the Board of Directors and committees of the Board on which they served. The Company expects each of its directors to attend the Annual Meeting of Shareholders unless an emergency prevents them from attending. All of the Board members were present at the 2003 Annual Meeting with the exception of Loren B. Harrell, Jr.

        The Company’s Board of Directors has a Compensation Committee, a Nominating Committee, an Investment Committee and an Audit Committee.

        The Audit Committee: In 2003, the Audit Committee was composed of David L. Francis, Loren B. Harrell, Jr., William J. Kennedy III and H. Joe King, Jr. The Audit Committee met ten times in 2003.

        The Audit Committee is directly responsible for hiring, dismissing, compensating and overseeing the Company’s independent auditor and reviewing the scope of the annual audit proposed by the independent auditor. In addition, the Committee reviews internal audit procedures on various aspects of corporate operations, reviews and approves all related party transactions and periodically consults with the independent auditor on matters relating to internal financial controls and procedures. Finally, the

Committee is responsible for establishing and administering complaint procedures related to accounting and auditing matters.

        The Audit Committee has a written charter that is available at no charge on the Investor section of the Company’s website at www.invtitle.com under the heading “Corporate Governance.” The Audit Committee Charter and the Board of Directors Standard Committee Charter Provisions are also attached to this Proxy Statement.

        The Company’s stock is traded on the NASDAQ National Market under the symbol ITIC. NASDAQ has independence requirements for the members of a listed company’s audit committee and the Board of Directors has determined that each member of the Company’s Audit Committee is independent as such term is defined by Section 301 of the Sarbanes-Oxley Act of 2002 and by NASDAQ’s independent director and audit committee listing standards.

        The Compensation Committee: In 2003, the Compensation Committee was composed of James R. Morton, Loren B. Harrell, Jr. and A. Scott Parker III. The Compensation Committee met twice in 2003.

        This Committee, which also serves as the Option Committee administering the Company’s stock option plans, reviews salaries, bonuses and other compensation of all officers of the Company.

        The Nominating Committee: In 2003, the Nominating Committee was composed of J. Allen Fine, David L. Francis and A. Scott Parker III. The Nominating Committee met once in 2003.

        The Nominating Committee has a written charter that is available at no charge on the Investor section of the Company’s website at www.invtitle.com under the heading “Corporate Governance.”

        The Board of Directors has determined that in 2003 each member of the Company’s Nominating Committee was independent as defined by Section 301 of the Sarbanes-Oxley Act of 2002 and by applicable NASDAQ independent director and nominating committee listing standards, with the exception of Mr. Fine.

        A slate of nominees for director to present to the shareholders is recommended by the Nominating Committee and determined by at least a majority vote of those directors whose terms do not expire during the year in which the election of directors will be made. The Committee will consider nominees recommended by the shareholders. Any shareholder wishing to make a recommendation regarding a nominee for election at the 2005 Annual Meeting should submit his or her recommendation in accordance with the procedures outlined below in “Shareholder Proposals for 2005 Annual Meeting.”

Compensation of Directors

        Fees and Benefit Plans: Directors who are not employees of the Company receive an annual retainer for Board services of $3,000 and an attendance fee of $1,000 for each meeting of the Board of Directors attended, in addition to actual travel expenses related to the meetings. Directors do not receive fees for committee meetings attended unless the committee meeting is held on a day other than the regularly scheduled board meeting date. The fee for such a committee meeting is $250. Directors who are employees of the Company are paid no fees or other remuneration for service on the Board or on any Board committee.

        Each non-employee director of the Company was granted a Nonqualified Stock Option, exercisable for 500 shares at $25.28 per share, on May 15, 2003. These options were immediately exercisable and will expire on May 15, 2013.

        Related Party Transactions: As of November 17, 2003, Investors Title Insurance Company, a wholly owned subsidiary of the Company, entered into employment agreements with each of J. Allen Fine, James A. Fine, Jr. and W. Morris Fine. Please refer to the section entitled “Executive Employment Agreements” for a discussion of the terms and conditions of these employment agreements.

Stock Ownership of Executive Officers and Certain Beneficial Owners

        The following table indicates the persons and groups known to the Company to be the beneficial owners of more than five percent (5%) of the Company’s Common Stock as of March 19, 2004.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Markel Corporation	236,250	(1)	9.43%
4521 Highwoods Parkway, Glen Allen, Virginia 23060

J. Allen Fine	194,358	(2)	7.67%
121 N. Columbia Street, Chapel Hill, North Carolina 27514

W. Morris Fine	185,550	(3)	7.28%
121 N. Columbia Street, Chapel Hill, North Carolina 27514

James A. Fine, Jr.	184,623	(4)	7.25%
121 N. Columbia Street, Chapel Hill, North Carolina 27514

(1) The information included in the above table is based solely on Schedule 13G filed with the SEC on February 10, 2004. This amount includes 22,950 shares over which Markel Corporation has shared dispositive power.

(2) This includes 26,800 shares of Common Stock that Mr. Fine has the right to purchase under stock options that are presently exercisable or are exercisable within 60 days of March 19, 2003. Additionally, this includes 151,099 shares held by a limited liability company of which Mr. Fine is the manager and possesses sole voting and investment power with respect to such shares.

(3) This total includes 42,000 shares of Common Stock that Mr. Fine has the right to purchase under stock options that are presently exercisable or are exercisable within 60 days of March 19, 2004. Additionally, this total includes shares beneficially owned as follows: 95,000 shares held by a limited partnership of which Mr. Fine is a general partner and shares joint voting power over such shares with James A. Fine, Jr., such shares also being reflected in James A. Fine, Jr.'s beneficially owned shares; and 4,052 shares held by family members.

(4) This total includes 42,000 shares of Common Stock that Mr. Fine has the right to purchase under stock options that are presently exercisable or are exercisable within 60 days of March 19, 2004. Additionally, this total includes shares beneficially owned as follows: 95,000 shares held by a limited partnership of which Mr. Fine is a general partner and shares joint voting power over such shares with W. Morris Fine, such shares also being reflected in W. Morris Fine’s beneficially owned shares; and 1,961 shares held by family members.

        The table below sets forth the shares of the Company’s Common Stock beneficially owned by each director, nominee for director, the executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
J. Allen Fine	194,358	(1)	7.67%
W. Morris Fine	185,550	(2)	7.28%
James A. Fine, Jr.	184,623	(3)	7.25%
A. Scott Parker III	79,871	(4)	3.18%
David L. Francis	48,666	(5)	1.94%
James R. Morton	22,065	(6)	*
H. Joe King, Jr.	21,276	(7)	*
William J. Kennedy III	5,500	(6)	*
Loren B. Harrell, Jr.	3,500	(6)	*
All Executive Officers and
Directors as a Group (9 persons)	745,409	(8)	28.26%

*Represents less than 1% 5

(1) This includes 26,800 shares of Common Stock that Mr. Fine has the right to purchase under stock options that are presently exercisable or are exercisable within 60 days of March 19, 2004. Additionally, this includes 151,099 shares held by a limited liability company of which Mr. Fine is the manager and possesses sole voting and investment power with respect to such shares.

(2) This total includes 42,000 shares of Common Stock that Mr. Fine has the right to purchase under stock options that are presently exercisable or are exercisable within 60 days of March 19, 2004. Additionally, this total includes shares beneficially owned as follows: 95,000 shares held by a limited partnership of which Mr. Fine is a general partner and shares joint voting power over such shares with James A. Fine, Jr., such shares also being reflected in James A. Fine, Jr.'s beneficially owned shares; and 4,052 shares held by family members.

(3) This total includes 42,000 shares of Common Stock that Mr. Fine has the right to purchase under stock options that are presently exercisable or are exercisable within 60 days of March 19, 2004. Additionally, this total includes shares beneficially owned as follows: 95,000 shares held by a limited partnership of which Mr. Fine is a general partner and shares joint voting power over such shares with W. Morris Fine, such shares also being reflected in W. Morris Fine’s beneficially owned shares; and 1,961 shares held by family members.

(4) This total includes 3,000 shares of Common Stock that Mr. Parker has the right to purchase under stock options that are presently exercisable or are exercisable within 60 days of March 19, 2004. Additionally, this total includes shares beneficially owned as follows: 3,266 shares held by his wife.

(5) This total includes 3,500 shares of Common Stock that Mr. Francis has the right to purchase under stock options that are presently exercisable or are exercisable within 60 days of March 19, 2004. This total also includes shares beneficially owned as follows: 1,000 shares held by his wife.

(6) This total includes 3,500 shares of Common Stock available for purchase under stock options that are presently exercisable or are exercisable within 60 days of March 19, 2004.

(7) This total includes 3,500 shares of Common Stock that Mr. King has the right to purchase under stock options that are presently exercisable or are exercisable within 60 days of March 19, 2004. This total also includes shares beneficially owned as follows: 700 shares held by his wife.

(8) This total includes 131,300 shares of Common Stock that all officers and directors, as a group, have the right to purchase under stock options that are presently exercisable or are exercisable within 60 days of March 19, 2004.

PROPOSALS REQUIRING YOUR VOTE: ELECTION OF DIRECTORS

        The Company’s Board of Directors is composed of 9 members divided into three classes with staggered terms of three years for each class.

J. Allen Fine, David L. Francis and A. Scott Parker III are nominated for re-election to serve for a three-year period or until their respective successors have been elected and qualified. The nominees will be elected if they receive a plurality of the votes cast for their election. Broker nonvotes and abstentions will not affect the election results if a quorum is present. If any of the nominees should withdraw or otherwise become unavailable for reasons not presently known, shares represented by proxies may be voted for other persons in their place in accordance with the best judgment of the persons named in the Proxy.

        The Board unanimously recommends that you vote “FOR” the election of the directors nominated to serve until the Annual Meeting of Shareholders in 2007.

Information Regarding Nominees for Election as Directors

Name	Age	Served as Director Since	Term to Expire
J. Allen Fine	69	1973	2007
David L. Francis	71	1982	2007
A. Scott Parker III	60	1998	2007

6

J. Allen Fine was the principal organizer of Investors Title Insurance Company and has been Chairman of the Board of the Company, Investors Title Insurance Company, and Northeast Investors Title Insurance Company since their incorporation. Mr. Fine served as President of Investors Title Insurance Company until February 1997, when he was named Chief Executive Officer. Additionally, Mr. Fine serves as Chief Executive Officer of the Company and Northeast Investors Title Insurance Company, and Chairman of the Board of Investors Title Exchange Corporation, Investors Capital Management Company and Investors Trust Company. Investors Title Insurance Company, Northeast Investors Title Insurance Company, Investors Title Exchange Corporation, Investors Title Accommodation Corporation, Investors Capital Management Company and Investors Trust Company are all wholly owned subsidiaries of the Company. Mr. Fine is the father of James A. Fine, Jr., President, Chief Financial Officer and Treasurer of the Company, and W. Morris Fine, Executive Vice President and Secretary of the Company.

David L. Francis retired in 1997 as the President of Marsh Mortgage Company, a mortgage banking firm, and Marsh Associates, Inc., a property management company, where he had been employed since 1963. He serves on the Board of Directors of First Landmark, a Charlotte real estate and property management firm, and is General Partner of the Francis Family Limited Partnership.

A. Scott Parker III founded Today’s Home, Inc. in 1975 and has been President of that company since its incorporation. Today’s Home, Inc. manufactures lamps and wall decor for the lodging, hospitality and healthcare industries. He is also managing member of Parker-Jones-Kemp LLC and Greenham Investments, LLC, developers of furniture showroom properties to the trade.

Information Regarding Directors Continuing in Office

Name	Age	Served as Director Since	Term to Expire
W. Morris Fine	37	1999	2005
Loren B. Harrell, Jr.	55	1996	2005
William J. Kennedy III	81	1987	2005
James A. Fine, Jr.	42	1997	2006
H. Joe King, Jr.	71	1983	2006
James R. Morton	66	1985	2006

7

W. Morris Fine is Executive Vice President and Secretary of the Company, President and Chief Operating Officer of Investors Title Insurance Company and Northeast Investors Title Insurance Company, President and Chairman of the Board of Investors Title Management Services, Inc., Vice President of Investors Title Exchange Corporation and Investors Title Accommodation Corporation, and Chief Financial Officer of Investors Trust Company. Investors Title Insurance Company, Northeast Investors Title Insurance Company, Investors Title Management Services, Inc., Investors Title Exchange Corporation, Investors Title Accommodation Corporation, Investors Capital Management Company and Investors Trust Company are all wholly owned subsidiaries of the Company. Mr. Fine is the son of J. Allen Fine, Chief Executive Officer and Chairman of the Board of the Company, and brother of James A. Fine, Jr., Chief Financial Officer and Treasurer of the Company.

Loren B. Harrell, Jr. organized SoftPro Corporation in 1984 and served as President and CEO from 1984 until his retirement in 2003. SoftPro Corporation is now a wholly owned subsidiary of Fidelity National Financial, Inc. SoftPro specializes in the research and development of software utilized by law firms, title companies, title insurance agents and lending institutions in the title insurance industry.

William J. Kennedy III retired as President and Chief Executive Officer of North Carolina Mutual Life Insurance Company in 1990, where he had been employed since 1950.

James A. Fine, Jr. is President, Chief Financial Officer and Treasurer of Investors Title Company, Executive Vice President, Chief Financial Officer and Treasurer of Investors Title Insurance Company, Executive Vice President and Chief Financial Officer of Northeast Investors Title Insurance Company, Executive Vice President of Investors Title Management Services, Inc., President of Investors Title Exchange Corporation and Investors Title Accommodation Corporation, and Chief Executive Officer of Investors Trust Company. Additionally, Mr. Fine serves as Chairman of the Board of Investors Title Accommodation Corporation, Investors Capital Management Company and Investors Trust Company. Investors Title Insurance Company, Northeast Investors Title Insurance Company, Investors Title Management Services, Inc., Investors Title Exchange Corporation, Investors Title Accommodation Corporation, Investors Capital Management Company and Investors Trust Company are all wholly owned subsidiaries of the Company. Mr. Fine is the son of J. Allen Fine, Chief Executive Officer and Chairman of the Board of the Company, and brother of W. Morris Fine, Executive Vice President and Secretary of the Company.

H. Joe King, Jr. retired as President and Chairman of the Board of Home Federal Savings & Loan Association in Charlotte, North Carolina and its parent company, HFNC Financial Corporation, in 1998, where he had been employed since 1962.

James R. Morton was President of J. R. Morton Associates from 1968 until he retired in 1988. He is currently President of TransCarolina Corporation.

INDEPENDENT AUDITOR

        Deloitte & Touche LLP served as the independent auditor for the Company for the fiscal year ended December 31, 2003. The Audit Committee has not yet selected the Company’s independent auditor for the fiscal year ended December 31, 2004. Representatives of Deloitte & Touche LLP are expected to attend the 2004 Annual Meeting of Shareholders and be available to respond to appropriate questions. They will have the opportunity to make a statement if they desire to do so.

Audit and Non-Audit Fees

        The following table shows fees for professional services rendered by Deloitte & Touche LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2003 and December 31, 2002, and fees billed for other services rendered by Deloitte & Touche LLP during those periods. Certain amounts for 2002 have been reclassified to conform to the 2003 presentation.

	2003	2002
Audit Fees(1)	$125,840	$107,400
Audit-Related Fees	0	0

Tax Fees(2)	35,400	38,190
All Other Fees(3)	0	0

Total Fees(4)	$161,250	$145,590

(1) Audit fees consisted of the audit of the Company’s financial statements, reviews of the Company’s quarterly financial statements, statutory audits, consents, the review of various employment agreements and stock plans for key executives, and other services related to compliance with the U.S. Securities and Exchange Commission rules and regulations.

(2) Tax fees consisted primarily of tax compliance services and tax advice and planning.

(3) The Company generally does not engage Deloitte & Touche LLP for “other” services.

(4) All of the above services either were approved by the Audit Committee prior to entering into the engagement or the engagement to render such services was pre-approved pursuant to the Company’s Audit and Non-Audit Services Pre-Approval Policy.

        In considering the nature of the services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the U.S. Securities and Exchange Commission to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Audit and Non-Audit Services Pre-Approval Policy

        Consistent with SEC policies governing auditor independence, the Company’s Audit Committee is directly responsible for appointing, compensating, and overseeing the work of the Company’s independent auditor. To carry out its duties, the Audit Committee adopted an Audit and Non-Audit Services Pre-Approval Policy for pre-approving all audit and permissible non-audit services provided by the Company’s independent auditor.

        Each year prior to engaging the independent auditor for the following year’s audit, management submits to the Audit Committee for approval a list of proposed services and associated fees to be performed by the independent auditor for such fiscal year. Prior to engagement, the Audit Committee pre-approves independent auditor services and associated fees within the categories of Audit Services, Audit-Related Services, Tax Services, and Other Services. The Audit Committee is responsible for ensuring that services provided by the independent auditor are permissible under applicable legal requirements. Management periodically informs the Audit Committee of the services actually provided by the independent auditor pursuant to this pre-approval process and the fees associated with such services.

        Throughout the year, circumstances may arise that require the engagement of the independent auditor for additional services that were not contemplated by the existing pre-approval categories. In that case, the Audit and Non-Audit Services Pre-Approval Policy requires specific approval of such services before engaging the independent auditor. To ensure the prompt handling of such matters, the Audit Committee has granted pre-approval authority to both its Chair and its Vice-Chair. For informational purposes only, the Chair or Vice-Chair reports any pre-approval decisions made at the next Audit Committee meeting.

Audit Committee Report

        The Audit Committee of the Board of Directors is comprised of the four directors named below. Each member of the Audit Committee is an independent director as defined by Section 301 of the Sarbanes-Oxley Act of 2002 and by NASDAQ’s independent director and audit committee listing standards. In accordance with its written charter, the Audit Committee is responsible for assisting the Board of Directors in overseeing the quality and integrity of the accounting and financial reporting practices of the Company. In addition, the Audit Committee is directly responsible for appointing, compensating, and overseeing the work of the Company’s independent auditor. To carry out its duties, the Audit Committee has established procedures for pre-approving all audit and permissible non-audit services provided by the independent auditor.

        Consistent with Independence Standards Board No. 1, “Independence Discussions with Audit Committees,” the Audit Committee obtained from Deloitte & Touche LLP a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence. The Audit Committee has also discussed with the independent auditor any relationships that may have an impact on their objectivity and independence and considered whether performance of services other than audit services is compatible with maintaining the independence of the auditors. The Audit Committee has concluded that Deloitte & Touche LLP is independent from the Company and its management.

        The Audit Committee discussed and reviewed with management and the independent auditors the audited financial statements of the Company as of and for the year ended December 31, 2003. Management has the responsibility for the preparation of the Company’s financial statements and the independent auditors have the responsibility for the examination of those statements.

        The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements. Finally, the Audit Committee discussed the quality and adequacy of the Company’s internal controls with the independent auditors and management and reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

        In reliance on the reviews and discussion referenced above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:
William J. Kennedy III, Chairman
Loren B. Harrell, Jr.
David L. Francis
H. Joe King, Jr.

March 26, 2004

EXECUTIVE COMPENSATION

Summary Compensation Table

        Shown below is information concerning the annual compensation for services in all capacities to the Company for the fiscal years ended December 31, 2003, 2002, and 2001, of those persons who were, at December 31, 2003 (i) the Chief Executive Officer and (ii) the senior executive officers, other than the CEO, who earned more than $100,000 in salary and bonus during 2003.

			Long Term Compensation Awards
		Annual Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options/ SARs (#)	All Other Compensation ($)

J. Allen Fine	2003	250,834	200,000	—	17,675	(1)
Chief Executive	2002	244,138	125,000	—	17,275
Officer	2001	238,662	100,000	50,000	14,601

James A. Fine, Jr	2003	200,000	200,000	—	23,079	(2)
President and Chief	2002	194,167	50,000	—	32,783
Financial Officer	2001	188,375	35,000	50,000	19,146

W. Morris Fine	2003	200,000	200,000	—	23,079	(3)
Executive Vice	2002	194,167	50,000	—	23,372
President	2001	188,375	35,000	50,000	19,146

(1) Total represents $16,000 Company contribution to Simplified Employee Pension Plan, along with $1,675   Company-paid life insurance premiums.

(2) Total represents $16,000 Company contribution to Simplified Employee Pension Plan, along with $1,344 Company-paid life insurance premiums and $5,735 Company-paid health insurance premiums.

(3) Total represents $16,000 Company contribution to Simplified Employee Pension Plan, along with $1,344 Company-paid life insurance premiums and $5,735 Company-paid health insurance premiums.

Stock Option Grants in 2003

        There were no options granted to the named executive officers during the fiscal year ended December 31, 2003.

Aggregated Option Exercises in 2003 and Year-End Option Values

        The following table shows stock options exercised by the executive officers named in the Summary Compensation Table during 2003, including the aggregate value of gains on the date of exercise (the “Value Realized”). In addition, this table shows the number of shares covered by both exercisable and unexercisable stock options outstanding as of December 31, 2003. Also reported are the values for “in-the-money” options that represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Year-End (#)	Value of Unexercised In-the-Money Options at Year-End ($)(1)
J. Allen Fine	3,000	$48,060	26,800 / 26,800	$403,828 / 403,828
James A. Fine, Jr	—	—	42,000 / 42,000	624,460 / 624,460
W. Morris Fine	—	—	42,000 / 42,000	624,460 / 624,460

(1) The closing price of the Common Stock on December 31, 2003, the last day of 2003 on which the Company’s Common Stock traded, was $31.01.

COMPENSATION COMMITTEE REPORT

Overview of Compensation Program

        The Company strives to provide a competitive compensation package that allows it to both attract and retain qualified and experienced corporate officers and key employees while motivating its employees to perform to their fullest extent. The Company considers factors such as job performance, experience and contribution to the growth of the Company in determining an employee’s compensation. Investors Title Company’s compensation package remains competitive with compensation packages offered by other employers of comparable size engaged in similar lines of business.

Evaluation of Executive Performance

        In evaluating the performance and establishing the incentive compensation of the Chief Executive Officer and other members of senior management, the Compensation Committee has reviewed and taken into account the successful efforts of those employees in maximizing the Company’s sales by establishing operations in new market areas and expanding operations in existing market areas. The Compensation Committee also considered, when reviewing senior management’s performance and determining appropriate compensation, their consistent commitment to the Company’s long-term success through the introduction of innovative strategies and procedures and intra-Company restructuring. An assessment of the above factors led the Compensation Committee to the conclusion that members of the Company’s senior executives remain dedicated to achieving long-term growth and that the compensation package it approved has contributed to such dedication and accomplishments.

Total Compensation

        Compensation for each of the senior executives, including the named executive officers, consists of a base salary, a cash and/or stock bonus, incentive stock options and a contribution under a Simplified Employee Pension Plan. In determining the amount of each such element of the compensation package for members of senior management, the Compensation Committee takes into consideration the value of each executive’s total compensation.

Salaries

        Management reviews the proposed compensation packages with the Compensation Committee each year, and the Committee recommends any modifications it deems appropriate based upon industry standards, national surveys, and individual performance. The Compensation Committee uses the same criteria to fix the Chief Executive Officer’s base salary, in addition to assessing his past performance and reviewing their expectations as to his future leadership of the Company.

Annual Incentive Awards

        The executive officers named in the Summary Compensation Table and other senior executives of the Company receive stock and cash bonuses based upon their job performance throughout the year. In addition to the factors discussed above that pertain to the introduction of innovations and new and expanded market areas, the Compensation Committee also analyzed the performance of the Company’s competitors and other subjective criteria in setting the Chief Executive Officer’s bonus award.

Stock Options

        The Compensation Committee periodically considers issuing stock options to its employees in order to link the interests and concerns of the Company’s executives with those of its shareholders. Stock option grants provide an incentive for executives to focus on managing the Company from the perspective of an owner with an equity stake in the Company. In the Committee’s opinion, past stock option grants were successful in focusing senior management on building profitability and shareholder value.

        The Compensation Committee reviews the proposed option awards with the Chief Executive Officer before granting stock options to key employees, officers and directors of the Company. The Chief Executive Officer is eligible to participate in the same executive compensation plans, including stock option plans, which are available to the other senior executives.

Submitted by the Compensation Committee of the Board of Directors:
James R. Morton
Loren B. Harrell, Jr.
A. Scott Parker III

February 9, 2004

PERFORMANCE GRAPH

The following graph compares the cumulative total return among the Company’s Common Stock, a broad equity market index (the NASDAQ — Total US) and a peer group index for the last five years. The Custom Peer Group (selected on the basis of SIC Codes for publicly-traded title insurance companies) consists of Fidelity National Financial, Inc., First American Corporation, LandAmerica Financial Group, Inc., and Stewart Information Services Corporation.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG
INVESTORS TITLE COMPANY,
CUSTOM PEER GROUP INDEX AND NASDAQ — TOTAL US MARKET INDEX

		Period Ending
Index	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

Investors Title Company	100.00	82.66	76.24	75.34	112.16	152.93
Custom Peer Group*	100.00	40.79	103.80	72.02	96.13	144.11
NASDAQ - Total US	100.00	185.95	113.19	89.65	61.67	92.90

ASSUMES $100 INVESTED ON JAN. 1, 1998
ASSUMES DIVIDEND REINVESTED FISCAL YEAR ENDING DEC. 31, 2003

*The Custom Peer Group consists of Fidelity National Financial, Inc., First American Corporation, LandAmerica Financial Group, Inc., and Stewart Information Services Corporation.

© 2004 SNL Financial L.C. All rights reserved

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information about our compensation plans under which equity securities are authorized for issuance as of December 31, 2003. The Company does not have any equity compensation plans that have not been approved by its shareholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans

Equity compensation plans approved by shareholders	264,891	$16.09	204,350

Equity compensation plans not approved by shareholders	—	—	—

Total	264,891	$16.09	204,350

14

EXECUTIVE EMPLOYMENT AGREEMENTS

        As of November 17, 2003, Investors Title Insurance Company (“ITIC”), a wholly owned subsidiary of the Company, entered into an employment agreement with J. Allen Fine. The initial term of the agreement is five years and, on the first day of each calendar month, the term is extended one additional month so that at all times the term shall be five years, unless terminated sooner pursuant to the agreement. The agreement provides for a salary of no less than $245,000 per annum to be fixed annually by the Board of Directors of the Company and, among other benefits, ITIC shall make a quarterly contribution on Mr. Fine’s behalf to a Nonqualified Executive Retirement Plan equal to 22% of the base salary and bonus paid to him during such quarter. The agreement also prohibits Mr. Fine from competing with ITIC and its parent, subsidiaries and affiliates in the State of North Carolina while employed by ITIC and for a period of two years following termination of his employment.

        The employment agreement states that if ITIC terminates Mr. Fine’s employment for any reason other than cause, death, disability, or retirement prior to Mr. Fine reaching eligible retirement age, then he shall receive, among other things, his annual salary for a period of five years payable on a monthly basis and a lump sum payment equal to the amount that ITIC would have contributed to his Nonqualified Executive Retirement Plan over the five year period following his termination. In addition, Mr. Fine’s stock options would immediately vest. The employment agreement also allows Mr. Fine to voluntarily terminate the agreement in the event that ITIC materially breaches the agreement and does not cure the breach within thirty days after receiving notice thereof.

        ITIC entered into substantially identical employment agreements with James A. Fine, Jr. and W. Morris Fine dated as of November 17, 2003. These agreements include base salaries of $201,000 per year, however.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        Shareholder proposals to be presented at the 2005 Annual Meeting of Shareholders must be received by the Company on or before December 15, 2004 to be considered for inclusion in the Company’s proxy materials relating to that meeting. If a shareholder notifies the Company after February 28, 2005 of an intent to present a proposal at the Company’s 2005 Annual Meeting of Shareholders, the Company will have the right to exercise its discretionary voting authority with respect to such proposal without including information regarding such proposal in its proxy materials.

        Any shareholder that wishes to nominate a director for election at the 2005 Annual Meeting should send his or her recommendation to the attention of the Secretary, Investors Title Company, P.O. Drawer 2687, Chapel Hill, North Carolina 27515-2687, no later than February 28, 2005. The nominee’s name, age, business address, residential address, principal occupation and the number of shares of common stock beneficially owned by the nominee must be provided with the nomination. The nominating shareholder must also provide a signed consent of the nominee to serve, if elected, as a director of the Company, and shall include all other information that would be required under the rules of the SEC in the Proxy Statement soliciting proxies for election of the nominee for director.

BY ORDER OF THE BOARD OF DIRECTORS

W. Morris Fine
Secretary

April 19, 2004

INVESTORS TITLE COMPANY
AUDIT COMMITTEE CHARTER

 I. Purpose of Committee. The Committee is appointed by the Board of Directors for the primary purposes of:

        A. Assisting the Board in its oversight of the quality and integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the Company’s overall risk management profile, the independent auditor’s qualifications and independence, and the performance of the Company’s internal audit function and independent auditors; and

        B. Preparing the Audit Committee Report to be included in the Company’s proxy statement.

II. Duties and Responsibilities. The Committee’s primary responsibility is the oversight of financial statements prepared by Company management. To carry out this responsibility and others delegated to it by the Board, the Committee will:

        A. General.

              1. Develop and maintain an open dialogue with the Board, the Company’s independent auditors,     the Company’s internal auditors, and the financial and general managers of the Company;

              2. Perform any other duties that the Committee deems appropriate, or that are requested by the Board, consistent with this charter, the Company’s By-laws, and applicable laws and regulations;

              3. At least annually, review and update this charter, which will be disclosed in the Company’s proxy statement at least once every three years as required by the SEC’s proxy rules; and

              4. Review with the Board any significant issues that arise with respect to the items listed above.

        B. The Company’s Financial Statements and Published Information.

              1. At least annually, review:

                    a. Major issues regarding accounting principles and financial statement presentations, including significant changes in the Company’s selection or application of accounting principles, as well as the clarity and completeness of the Company’s financial statements;

                     b. Analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and

                     c. The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

               2. Discuss the annual audited financial statements and quarterly financial statements, including matters outlined in SAS No. 61, Communications with Audit Committees, with Company management and the Company’s independent auditors;

               3. Review the periodic reports of the Company with Company management and the Company’s independent auditor prior to filing of the reports with the SEC;

               4. Discuss the Company’s earnings releases (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and ratings agencies; and

               5. Participate in a telephonic meeting among Company management and the Company’s independent auditor prior to earnings release.

        C. Performance and Independence of the Company’s Independent Auditors.

               1. At least annually, obtain and review a written report by the independent auditors describing (i) the independent auditing firm’s internal quality control procedures, (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditing firm, (iii) any material issues raised by any inquiry or investigation by governmental authorities within the preceding five years with regard to one or more independent audits carried out by the independent auditing firm, (iv) any steps taken to deal with any issues raised in such internal quality control reviews, peer reviews, or governmental or professional authority inquiries or investigations, (v) any management letter provided by the independent auditors and Company management’s response to that letter, and (vi) all relationships between the independent auditor and the Company;

               2. Annually evaluate the independent auditor’s qualifications, performance, and independence, including a review and evaluation of the lead partner, taking into account the opinions of Company management and the Company’s internal auditors, and to report its conclusions to the Board; and

               3. Periodically meet separately with independent auditors.

         D. Review of Services and Audit by Independent Auditor.

               1. Appoint, retain, compensate, evaluate, and terminate the Company’s independent auditors, with sole authority to approve all audit engagement fees and terms, as well as all non-audit engagements with the independent auditors (These duties are non-delegable);

               2. At least annually, pre-approve all audit and non-audit services to be provided to the Company by its independent auditors pursuant to the Audit and Non-audit Services Pre-approval Policy;

               3. Ensure that the Company’s independent auditors do not perform any non-audit services that are prohibited by law or regulation;

               4. Review the scope of the annual audit to be performed by the Company’s independent auditors;

               5. Review with the independent auditor any audit problems or difficulties encountered in the course of the audit work, and Company management’s responses;

               6. Discuss with Company management and the Company’s independent auditors any accounting adjustments that were noted or proposed by the independent auditors but were passed (as immaterial or otherwise);

               7. Review the audit report and recommendations submitted by the Company’s independent auditors;

               8. Review the report required by Section 10A(k) of the Securities Exchange Act of 1934 from the independent auditor concerning (i) critical accounting policies and practices used in the audit, (ii) alternative treatments of financial information within GAAP that have been discussed with Company management, ramifications of the use of such alternative disclosure and treatments, and the treatment preferred by the independent auditor, and (iii) other material written communications between the independent auditor and Company management.

        E. Review of the Company’s Internal Audit Department.

               1. Periodically meet with internal auditors;

               2. Review the annual internal audit plan;

               3. Receive and review summaries and reports from the internal auditor with respect to its review of Company operations and the systems of internal controls; and

               4. Review the activities and structure of the internal audit department.

        F. Controls within the Company.

               1. Annually review significant issues regarding the adequacy of the Company’s internal controls and any changes adopted in light of material control deficiencies;

               2. Review disclosures from the Company’s Chief Executive Officer and Chief Financial Officer regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Company’s disclosure controls and procedures and internal controls for financial reporting; and

               3. Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding accounting or auditing matters.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to prepare financial statements, to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibility of Company management and the Company’s independent auditors.

III. Authority to Retain Experts. The Committee has the authority to choose, hire, direct, and, if appropriate, terminate such experts as it deems necessary in the performance of its duties.

IV. Audit Committee Financial Expert. At least one member of the Committee must have accounting or related financial management expertise as determined by the Board in accordance with applicable listing standards. At least one member of the Committee must be an “audit committee financial expert” as defined by the Securities and Exchange Commission. The person with accounting or related financial management expertise and the “audit committee financial expert” can be one and the same.

 V. Other Charter Provisions. Information regarding Committee member qualifications, Committee member appointment and removal, committee structure and operations, and Committee reporting to the Board are set forth in the Investors Title Company Board of Directors Standard Committee Charter Provisions.

INVESTORS TITLE COMPANY
BOARD OF DIRECTORS STANDARD COMMITTEE CHARTER PROVISIONS

        Each Committee of Investors Title Company’s Board of Directors has its own charter. Set forth below are provisions that are applicable to every charter of a Committee of the Board of Directors.

  I. Committee Member Qualifications. In order to be eligible to serve on a Committee, a Board member must meet the following requirements:

        A. S/he must have, or obtain within a reasonable period of time after appointment to the Committee, familiarity with the key issues relevant to the work of the Committee.

        B. For the Audit, Compensation, and Nominating Committees, s/he must be independent as determined by the Board in accordance with applicable listing standards and legislation.

        C. For the Audit Committee:

               1. Except for his/her director’s fees, s/he and members of his/her immediate family and entities of which s/he is a partner, member, officer, director, or significant (greater than 10%) shareholder must not receive any compensation from the Company including, but not limited to, fees paid for accounting, consulting, legal, investment banking, or financial advisory services;

               2. S/he must not be the beneficial owner, directly or indirectly, of more than ten percent (10%) of any class of the Company’s voting equity securities, or be an executive officer of the Company;

               3. S/he must not be serving simultaneously on the audit committees of more than three (3) other companies, unless the Board determines that such service will not impair his/her ability to serve on the Company’s Audit Committee;

               4. S/he must be financially literate, as determined by the Board.

 II. Committee Member Appointment and Removal.

         A. Appointment. At the first meeting of the Board following the annual meeting of shareholders, the Board will, by resolution, designate an Audit Committee, a Compensation Committee, and a Nominating Committee of the Board, each having at least three (3) members. The Board may appoint additional Committee members throughout the year as it deems necessary or advisable.

         B. Removal. The Board may remove a member from the Committee at any time; provided, however, that if removing a member of the Committee would cause the Committee to have fewer than three (3) qualified members, then the Board must at the same time appoint an additional member to the Committee so that the Committee will have at least three (3) qualified members.

III. Committee Structure and Operation.

         A. Appointment of Chair. At the time the Board appoints members of the Committee, it will appoint one of the members to act as Chair of the Committee and may, in its discretion, also appoint a Vice Chair of the Committee. In addition to chairing meetings of the Committee, the Chair (i) will be the liaison to Company management, (ii) will be responsible for working with Company management to set meeting agendas, (iii) will report to the Board pursuant to Section IV below, and (iv) will be available to answer questions at annual meetings of shareholders. The Chair may temporarily delegate his or her responsibilities to the Vice Chair and, if there is not a Vice Chair, to another Committee member if s/he is not available to perform them.

         B. Removal of Chair. The Board may remove the Chair at any time, provided that the Board appoints a new Chair at the same time.

         C. Quorum. A majority of the Committee will constitute a quorum.

         D. Voting. Each member of the Committee will have one vote.

         E. Required Vote. Action may be taken with the approval of a majority of the Committee present at a duly constituted meeting. Action also may be taken with the unanimous written approval of all Committee members.

         F. Delegation. Except as otherwise prohibited, the Committee may delegate to the Chair or to a subcommittee the right to review and determine any issue on behalf of the entire Committee, and the Committee may also delegate administrative tasks to employees of the Company; provided, however, that no such delegation can alter the fundamental duties and responsibilities of the Committee.

         G. Meetings. Unless the Committee determines that fewer meetings are required in a particular year, the Audit Committee will meet four (4) times per year. The Committee will meet at the request of any member of the Committee or any two (2) members of the Board, at the time specified in the request. Meetings may be held in person, by telephone or by other form of interactive real-time electronic communication. Notice of meetings will be given to each member, normally at least one day before the meeting. Any meeting at which all members are present will be a duly called meeting, whether or not notice was given. Members of the Company’s management, other members of the Board, or third parties may be present at the Committee’s meetings; provided, however, that the Audit and Compensation Committees meet at least once per year without the Chief Executive Officer or other employees of the Company or its subsidiaries present to discuss any matters that the Committee deems appropriate.

IV. Committee Reports to the Board. At the next meeting of the Board after any Committee meeting, the Chair or his/her nominee will provide the Board with a report on the matters addressed at the Committee meeting.

 V. Definitions. As used herein and in each Committee charter, “Company” means Investors Title Company and its subsidiaries and “Board” means the Board of Directors of Investors Title Company.

Investors Title Company
121 North Columbia Street, Chapel Hill, North Carolina 27514

PROXY
PLEASE SIGN ON REVERSE SIDE AND RETURN IN THE ENCLOSED POSTAGE-PAID
ENVELOPE.

This Proxy is Solicited on Behalf of the Board of Directors for
the Annual Meeting of Shareholders on May 19, 2004

The undersigned hereby appoints J. Allen Fine and W. Morris Fine, and each of them, each with power of substitution, as lawful proxies, to vote all shares of common stock of Investors Title Company that the undersigned would be entitled to vote if personally present at the Annual Shareholders’ Meeting of Investors Title Company to be held at The Siena Hotel located at 1505 East Franklin Street, Chapel Hill, North Carolina on Wednesday, May 19, 2004 at 11:00 A.M. E.D.T., and at any adjournment thereof, upon such business as may properly come before the meeting. Please sign on reverse exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please sign and date on reverse side and return in the enclosed postage-paid envelope.

SHAREHOLDER                                      NUMBER OF SHARES
DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE DIRECTOR NOMINEES LISTED BELOW.

Mark “X” for only one box. If no direction is indicated, shares will be voted “FOR“ the following director nominees:

1 - J. ALLEN FINE       2 - DAVID L. FRANCIS       3 - A. SCOTT PARKER III
(  ) FOR all nominees (  ) WITHHOLD all nominees (  ) Withhold authority to vote for any individual nominee. Write number(s) of nominee(s) below.

In their discretion, the proxies are authorized to vote in their best judgment with respect to any other business that may properly come before the meeting.

Dated _______________, 2004	(Signature)_________________ (Signature if held jointly)____________________